GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Jan. 29, 2012
GOODWILL AND INTANGIBLE ASSETS

NOTE 5 – GOODWILL AND INTANGIBLE ASSETS

Goodwill

The carrying amount of goodwill by reporting unit as of January 29, 2012 and January 30, 2011 is as follows (amounts in millions):

	January 29, 2012			January 30, 2011
	Gross Goodwill	Accumulated Impairments	Net Goodwill	Gross Goodwill	Accumulated Impairments	Net Goodwill
Waterworks	$ 1,867	$ (815)	$ 1,052	$ 1,855	$ (815)	$ 1,040
Facilities Maintenance	1,474	–	1,474	1,474	–	1,474
White Cap	183	(74)	109	183	(74)	109
Utilities	285	(99)	186	296	(99)	197
Crown Bolt	215	–	215	215	–	215
Repair & Remodel	125	(30)	95	125	(30)	95
Electrical	20	–	20	20	–	20
IPVF	82	(82)	–	82	(82)	–
CTI	67	(67)	–	67	(67)	–
Plumbing	–	–	–	111	(111)	–

Total goodwill	$ 4,318	$ (1,167)	$ 3,151	$ 4,428	$ (1,278)	$ 3,150

Goodwill represents the excess of purchase price over fair value of net assets acquired. HD Supply does not amortize goodwill, but does assess the recoverability of goodwill in the third quarter of each fiscal year. If an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value, an interim impairment test would be performed between annual tests. Goodwill impairment testing is performed at the reporting unit level. There are nine reporting units within the Company to which goodwill was originally assigned, excluding the Plumbing/HVAC business, which was divested in the third quarter of fiscal 2011.

Under U.S. GAAP (ASC 350, Intangibles – Goodwill and Other), goodwill impairment analysis is a two-step test. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of impairment and the second step is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above, exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted under U.S. GAAP.

HD Supply performed the annual goodwill impairment testing during the third quarter of fiscal 2011 for the seven reporting units with goodwill balances (goodwill balances at two reporting units were zero prior to the annual testing). The Company determines the fair value of a reporting unit using a discounted cash flow (“DCF”) analysis and a market comparable method, with each method being equally weighted in the calculation.

Determining fair value requires the exercise of significant judgment, including judgment about appropriate discount rates, the amount and timing of expected future cash flows, as well as relevant comparable company earnings multiples for the market comparable approach. The cash flows employed in the DCF analyses are based on the Company’s most recent long-range forecast and, for years beyond the forecast, the Company’s estimates, which are based on estimated exit multiples ranging from six to seven times the final forecasted year earnings before interest, taxes, depreciation and amortization. The discount rates used in the DCF analyses are intended to reflect the risks inherent in the future cash flows of the respective reporting units and range from 13% to 17%. For the market comparable approach, the Company evaluated comparable company public trading values, using earnings multiples and sales multiples that are used to value the reporting units.

There was no indication of impairment in any of the Company’s reporting units during either the fiscal 2011 or the fiscal 2010 annual testing and accordingly, the second step of the goodwill impairment analysis was not performed. At the time of our fiscal 2011 annual testing, the fair value of the reporting units exceeded their carrying value by the following percentages: 17% for Waterworks, 50% for Facilities Maintenance, 68% for White Cap, 32% for Utilities, 4% for Crown Bolt, 24% for Repair & Remodel, and 166% for Electrical.

There was an indication of impairment in four of the Company’s reporting units during the third quarter fiscal 2009 impairment test and accordingly, the second step was performed for these reporting units. Based on the results of the second step, HD Supply recorded a $224 million non-cash, pre-tax, goodwill impairment charge in the third quarter of fiscal 2009 on four reporting units.

Total non-cash, pre-tax, goodwill impairment charges for fiscal 2009 were as follows (amounts in millions):

	Fiscal Year Ended January 31, 2010
	Beginning Goodwill	Impairment Charge	Remaining Goodwill
Waterworks	$ 1,174	$ (134)	$ 1,040
Utilities	250	(54)	196
Repair & Remodel	125	(30)	95
Other	1,818	–	1,818

Total continuing operations*	$ 3,367	(219)	$ 3,149
IPVF	6	(6)	–

Total*	$ 3,373	$ (224)	$ 3,149

*Does	not sum due to rounding

The primary cause of impairment of the goodwill in the reporting units for fiscal 2009 was a reduction in expected future cash flows for these businesses as a result of the decline in the residential and commercial construction markets.

The following table presents the changes in goodwill for the fiscal years ended January 29, 2012, January 30, 2011, and January 31, 2010 (amounts in millions).

	Fiscal 2011	Fiscal 2010	Fiscal 2009
Beginning Balance	$3,150	$3,149	$3,368
Acquisition	12	–	–
Realization of tax deductible goodwill from a prior acquisition	(11)	–	–
Impairment	–	–	(224)
Translation adjustment	–	1	5

Ending Balance	$3,151	$3,150	$3,149

During fiscal 2011, the Company recorded $12 million of goodwill as a result of the RAMSCO business acquisition.

The Company’s discounted cash flow model is based on HD Supply’s expectation of future market conditions for each of the reporting units, as well as discount rates that would be used by market participants in an arms-length transaction. Future events could cause the Company to conclude that market conditions have declined or discount rates have increased to the extent that the Company’s goodwill could be further impaired. It is not possible at this time to determine if any such future impairment charge would result.

Intangible Assets

HD Supply’s intangible assets consisted of the following (amounts in millions):

	January 29, 2012			January 30, 2011
	Gross Intangible	Accumulated Amortization	Net Intangible	Gross Intangible	Accumulated Amortization	Net Intangible
Customer relationships	$1,532	$(983)	$549	$1,548	$(774)	$774
Strategic purchase agreement	166	(99)	67	166	(77)	89
Trade names	152	(34)	118	151	(26)	125
Other	1	–	1	17	(13)	4

Total	$1,851	$(1,116)	$735	$1,882	$(890)	$992

During fiscal 2011, the Company recorded $4 million of intangible assets, primarily customer relationship intangibles, as a result of the RAMSCO business acquisition. These intangibles will be amortized over three to seven years.

During fiscal 2009, the Company recorded $2 million of customer relationship intangibles as a result of business acquisitions, primarily the transaction to purchase substantially all of the assets of ORCO Construction Supply out of bankruptcy. These intangibles will be amortized over five to seven years.

On the date of the Transactions, Home Depot entered into a strategic purchase agreement with Crown Bolt. This agreement provides a guaranteed revenue stream to Crown Bolt through January 31, 2015 by specifying minimum annual purchase requirements from Home Depot.

Amortization expense for continuing operations related to intangible assets was $244 million, $244 million, and $243 million in fiscal 2011, fiscal 2010, and fiscal 2009, respectively. Estimated future amortization expense for continuing operations for intangible assets recorded as of January 29, 2012 is $239 million, $143 million, $113 million, $27 million and $26 million for fiscal years 2012 through 2016, respectively.